Exhibit 99.2

ANTS SOFTWARE INC.
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed financial statements are based on the historical financial statements of ANTs software, inc. (“ANTs”) and Inventa Technology, Inc. (“Inventa”) after giving effect to our acquisition of Inventa (Acquisition) and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements. We acquired all of the outstanding shares of Inventa on May 30, 2008.

For the purposes of these unaudited pro forma combined condensed financial statements, the Acquisition is assumed to have occurred as of January 1, 2006 with respect to the unaudited pro forma combined condensed statement of operations for the three months ended March 31, 2008 and twelve months ended December 31, 2007 and as of March 31, 2008 with respect to the unaudited pro forma combined condensed balance sheet.

Because these unaudited pro forma combined condensed financial statements have been prepared based on preliminary estimates of fair values attributable to the Acquisition, the actual amounts recorded for the Acquisition may differ materially from the information presented in these unaudited pro forma combined condensed financial statements. The total purchase price has been allocated on a preliminary basis to assets acquired and liabilities assumed based on management’s best estimates of fair value, with the excess cost over net tangible and identifiable intangible assets acquired being allocated to goodwill. We retained the services of third parties to assist in the preliminary valuation of the intangible assets. These allocations are subject to change pending a final analysis of the fair value of the assets acquired and liabilities assumed, which could result in material changes from the information presented.

The pro forma information presented is for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved if the Acquisition had occurred on January 1, 2006, nor is it indicative of future operating results or financial position. The unaudited pro forma combined condensed financial statements do not reflect any operating efficiencies and cost savings that we may achieve with respect to the combined companies, nor do they include the effects of certain restructuring activities which may occur. The pro forma information should be read in conjunction with the accompanying notes thereto, in conjunction with the historical consolidated financial statements and accompanying notes of ANTs included in its annual report on Form 10-K and quarterly reports on Form 10-Q and the Inventa audited and unaudited financial statements included herein. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

ANTs software inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
Three Months Ended March 31, 2008

			Proforma		See	ANTs
	ANTs	Inventa	Adjustments		Note 3	pro forma

Revenues:
Products	$32,384	$-	$-			$32,384
Services	-	1,346,010				1,346,010
Total revenues	32,384	1,346,010	-			1,378,394

Cost of Revenues:
Products	-	-	-			-
Services	-	1,111,722	-			1,111,722
Gross profit	32,384	234,288	-			266,672

Operating Expenses:
Unclassified operating expenses	-	260,231	-			260,231
Sales and marketing	371,311	-	-			371,311
Research and development	2,601,123	-	-			2,601,123
General and administrative	1,101,883	-	109,807	j)		1,211,690
Total operating expenses	4,074,317	260,231	109,807			4,444,355
Loss from operations	(4,041,933)	(25,943)	(109,807)			(4,177,683)

Other income (expense):
Interest income	27,002	-	(25,479)	k)		1,523
Other expense	-	(9,564)	-			(9,564)
Interest expense	(161,112)	(13,385)	11,998	l)
Other loss, net	(134,110)	(22,949)	(13,481)			(170,540)
Income before income tax benefit	(4,176,043)	(48,892)	(123,288)			(4,348,223)
Income tax benefit	-	-	-			-
Net loss	$(4,176,043)	$(48,892)	$(123,288)			$(4,348,223)

Basic and diluted net loss per common share	$(0.07)					$(0.06)
Shares used in computing basic and diluted
net loss per share	57,792,266		20,000,000	m)		77,792,266

See accompanying notes to pro forma condensed consolidated financial statements

ANTs software inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
March 31, 2008

			Proforma		See	ANTs
	ANTs	Inventa	Adjustments		Note 3	pro forma
Current assets:
Cash and cash equivalents	$2,541,410	$2,077	$(2,543,487)	a)		$-
Accounts receivable	40,165	493,479	-			533,644
Current portion of prepaid debt issuance cost	373,759	-	-			373,759
Restricted cash	125,000	4,581	-			129,581
Other receivable	-	145,250	(145,250)	b)		-
Deferred direct costs	-	108,784	-			108,784
Prepaid expenses and other current assets	145,059	34,857	-			179,916
Prepaid expense from warrant issued to customer, net	43,255	-	-			43,255
Total current assets	3,268,648	789,028	(2,688,737)			1,368,939
Long-term portion of prepaid debt issuance cost	-
Property and equipment, net	441,665	94,666	18,292	c)		554,623
Capitalized software development costs, net	-	1,500,858	(1,500,858)	f)		-
Goodwill	-	-	13,349,396	d)		13,349,396
Intangible assets	-	-	3,697,000	e)		3,697,000
Security deposits	34,420	20,015	-			54,435
Total assets	$3,744,733	$2,404,567	$12,875,093			$19,024,393

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Demand note payable	$-	$125,000	$-			$125,000
Notes payable, related party	-	925,000	(925,000)	g)		-
Accounts payable and other accrued expenses	835,801	246,972	513,870	a)		1,596,643
Accrued bonuses and commissions payable	18,750	21,717	-			40,467
Accrued vacation payable	104,966	-	-			104,966
Current portion of convertible promisory notes, includes
premium of $339,924	6,839,924	-	-			6,839,924
Accrued interest on convertible promissory notes	237,581	-	-			237,581
Deferred revenues	56,999	439,389	-			496,388
Total current liabilities	8,094,021	1,758,078	(411,130)			9,440,969

Commitments and contingencies	-	-	-			-

Long-term liabilities:
Notes payable, related party	-	4,045,032	(4,045,032)	h)		-
Convertible promissory notes, net of debt discount of $1,034,797	2,785,716	-	1,182,712	n)		3,968,428
Total liabilities	10,879,737	5,803,110	(3,273,450)			13,409,397

Total stockholders’ (deficit) equity	(7,135,004)	(3,398,543)	16,148,543	i)		5,614,996
Total liabilities and stockholders' (deficit) equity	$3,744,733	$2,404,567	$12,875,093			$19,024,393

See accompanying notes to pro forma condensed consolidated financial statements

ANTs software inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
Year Ended December 31, 2007

			Proforma		See	ANTs
	ANTs	Inventa	Adjustments		Note 3	pro forma

Revenues:
Products	$359,706	$-	$-			$359,706
Services	-	5,392,201	-			5,392,201
Total revenues	359,706	5,392,201	-			5,751,907

Cost of Revenues:
Products	12,677	-	-			12,677
Services	-	4,658,928	-			4,658,928
Gross profit	347,029	733,273	-			1,080,302

Operating Expenses:
Unclassified operating expenses	-	1,156,391	-			1,156,391
Sales and marketing	2,939,481	-	-			2,939,481
Research and development	9,442,521	-	-			9,442,521
General and administrative
	4,310,141	-	439,228	j)		4,749,369
Total operating expenses	16,692,143	1,156,391	439,228			18,287,762
Loss from operations	(16,345,114)	(423,118)	(439,228)			(17,207,460)

Other income (expense):
Interest income	320,928	-	(101,914)	k)		219,014
Other expense	2,667	(33,256)	-			(30,589)
Interest expense	(291,704)	(99,030)	72,280	l)		(318,454)
Other (loss) income, net	31,891	(132,286)	(29,634)			(130,029)
Income before income tax benefit	(16,313,223)	(555,404)	(468,862)			(17,337,489)
Income tax benefit	-	569,823	-			569,823
Net loss (income)	$(16,313,223)	$14,419	$(468,862)			$(16,767,666)

Basic and diluted net loss per common share	$(0.29)					$(0.22)
Shares used in computing basic and diluted
net loss per share	56,618,971		20,000,000	m)		76,618,971

See accompanying notes to pro forma condensed consolidated financial statements

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

1.	Description of the Transaction and Basis of Presentation

Description of Transaction

On May 30, 2008, ANTs software inc. ("ANTs" or the "Company") closed the Agreement and Plan of Merger (the "Agreement") by and among ANTs software, inc., ANTs Holdings, Inc., (the "Sub") a Delaware corporation and wholly owned direct subsidiary of ANTs, Inventa  Technologies,  Inc., a Delaware corporation ("Inventa"), and Robert T. Healey, solely in his capacity as Stockholders' Representative of Inventa. ANTs had entered into the Agreement on May 15, 2008. At the Effective Time as defined in the Agreement, the Sub was merged with and into Inventa (the "Merger"). In connection with the Merger, Inventa's outstanding shares of capital stock were exchanged for and converted into an aggregate of 20,000,000 unregistered shares of ANTs common stock, ANTs made cash payments totaling $3,000,000 and ANTs issued two promissory notes in the aggregate initial principal face amount of $2,000,000, bearing 10% interest per annum, payable quarterly, and convertible into shares of ANTs common stock at a conversion price of $0.80, with maturity at January 31, 2011. Following the Merger, Inventa continued as the surviving corporation as a wholly owned subsidiary of ANTs and the separate corporate existence of the Sub ceased. The Certificate of Incorporation of the Sub in effect at the Effective Time became the certificate of incorporation of Inventa except that Article I of the Survivor's Certificate of Incorporation was amended at the Effective Time to provide that the name of the Surviving Corporation was "Inventa Technologies, Inc."

2.	Purchase Price

The purchase price allocation included in these pro forma financial statements is based on a preliminary valuation of identifiable assets, goodwill, and certain other assets and liabilities.  The purchase price includes a valuation of our common stock issued as part of the transaction.  Both the purchase price and the allocation thereof is subject to change; should these changes be material this Form 8-K/A may be amended.

The purchase method of accounting has been used in the preparation of the accompanying unaudited pro forma condensed combined financial statements. Under this method of accounting, the purchase consideration is allocated to the tangible and identifiable assets acquired and liabilities assumed according to their respective fair values, with the excess purchase consideration being recorded as goodwill.

The purchase price of the acquisition is as follows:

Fair value of common stock issued	$12,000,000
Fair value of convertible notes payable issued	1,932,712
Cash paid	3,000,000
Transaction costs	57,357
Total purchase price	$16,990,069

3.	Pro Forma Adjustments

a)	Cash paid to seller	$(3,000,000)
	Acquisition costs	(57,357)
	Reclassify cash overdraft to accrued expenses	513,870
		$(2,543,487)

b)	To eliminate advances to officer	$(145,250)

c)	To adjust property and equipment to fair value	$18,292

d)	Recognition of goodwill as a result of the Inventa
	purchase	$13,349,396

e)	Recognition of identified intangibles as a result of the
	Inventa purchase:
	Capitalized software valuation	$2,085,000
	Customer relationships	1,612,000
	Recognition of identified intangibles	$3,697,000

f)	Reclassification of capitalized software to intangible
	asset	$(1,500,858)

g)	Eliminate related party note payable	$(925,000)

h)	Eliminate note payable to seller	$(4,045,032)

i)	Elimination of Inventa's shareholders equity balances at
	March 31, 2008 and impact of debt and equity issuance
	Common stock	$(5)
	Additional paid-in capital	(99,995)
	Accumulated deficit	3,498,543
	Beneficial conversion feature embedded in
	convertible promissory note issued to seller	750,000
	Issuance of 20,000,000 shares of common stock
	at $0.60 per share	12,000,000
		$16,148,543

		3/31/2008	12/31/2007
j)	To record amortization of Inventa identified intangibles	$184,850	$739,400
	net of amortization of existing capitalized software	(75,043)	(300,172)
	Total adjustment to amortization	$109,807	$439,228

	Summary of amortization expense for intangible assets:
		Fair Value	Year 1	Year 2	Year 3	Year 4	Year 5
	Software	$2,085,000	$417,000	$417,000	$417,000	$417,000	$417,000
	Customer relationships	1,612,000	322,400	322,400	322,400	322,400	322,400
		$3,697,000	$739,400	$739,400	$739,400	$739,400	$739,400

		3/31/2008	12/31/2007
k)	To reduce interest income related to reduction in cash
	balances expended due to the acquisition based on the
	actual investment return yields of 3% and 3%,
	respectively	$(25,479)	$(101,914)

		3/31/2008	12/31/2007
l)	To reduce interest expense at LIBOR plus 2.5% for
	elimination of note payable - related party	$11,998	$72,280

m)	Shares of common stock issued pursuant to acquisition	20,000,000

n)	To record issuance of convertible promissory note with
	a principal value of $2,000,000, net of discount of
	$817,288	$1,182,712